Exhibit 32.01

EX-32.01 SECTION 1350 CERTIFICATIONS

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Biglari Holdings Inc. (the “Company”) on Form 10-K for the 2014 transition period ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned certifies, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sardar Biglari
Sardar Biglari
Chairman and Chief Executive Officer March 13, 2015

/s/ Bruce Lewis
Bruce Lewis
Controller March 13, 2015